EXHIBIT 99.1

BrooQLy Inc. (BRQL) dba Dynamic Aerospace Systems Acquires Assets of Vayu (US) Inc., Impossible Aerospace Corporation, and Global Autonomous Corporation from Alpine 4 Holdings (ALPP) for $14,990,000

PHOENIX, AZ, April 7th, 2025 - BrooQLy Inc. (OTCMarkets: BRQL), doing business as Dynamic Aerospace Systems (“DAS”), is excited to announce the acquisition of certain assets of Vayu (US) Inc. (“Vayu”), Impossible Aerospace Corporation, and Global Autonomous Corporation from Alpine 4 Holdings, Inc. (OTCMarkets: ALPP) for a total purchase price of $14,990,000.

The Company’s strategic acquisition of these assets marks a significant step forward for DAS. Under the new ownership, the assets of Vayu and Impossible Aerospace will serve as the cornerstone of DAS’ UAV manufacturing division. Meanwhile, assets of Global Autonomous Corporation will be rebranded as Dynamic Deliveries, focusing on the rapidly expanding field of autonomous logistics. This restructuring aligns with the company’s vision to innovate and deliver unique solutions in both autonomous UAV’s and delivery systems.

Dynamic Aerospace Systems will continue its ongoing efforts in Dubai, collaborating with the Dubai Civil Aviation Authority (DCAA) to advance autonomous aviation initiatives. In line with the rebranding of Global Autonomous Corporation, the company plans to operate under the name Dynamic Deliveries in the UAE, reinforcing its commitment to autonomous logistics in the region.

Historical Context and Company Background

Vayu Aerospace has an established background in the UAV industry, known for developing high-performance vertical take-off and landing (VTOL) aircraft. Its collaboration with ParaZero Technologies to integrate safety systems into its drone fleet has further solidified its reputation for innovation and reliability (Geospatial World, 2024).

Impossible Aerospace, founded in 2016 by a former Tesla engineer, gained prominence with the launch of its US-1 drone in 2018, dubbed a “flying battery” for its unique design prioritizing battery life over traditional propulsion systems (Aerospace Global News, 2018; ZDNet, 2018). The company raised $9.4 million in funding to bring this vision to market, delivering a drone capable of extended flight times for applications such as public safety and SWAT team operations (TechCrunch, 2018; Commercial UAV News, 2018; New Atlas, 2018). Alpine 4 Holdings completed its acquisition of Impossible Aerospace in December 2020, integrating it into its aerospace portfolio (PR Newswire, 2020).

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Global Autonomous Corporation, also a former Alpine 4 subsidiary, has been focused on creating autonomous delivery solutions, securing a first of its kind three-part license from the DCAA to deploy its Autonomous Mesh Fulfillment Network in Dubai. This acquisition builds on that foundation, transitioning the entity into Dynamic Deliveries to meet the growing global demand for autonomous logistics.

A Vision for the Future

Dynamic Aerospace Systems is advancing its next-generation vertical takeoff and landing (VTOL) drones, including the enhanced versions of the hybrid G1 VTOL and electric US-1 rotor copter which are being designed for extreme performance, precision navigation, and plug-and-play autonomy. These aircraft will center around the multi-use roles that will serve mission-critical needs across defense, emergency response, logistics, and environmental intelligence, both in urban centers and austere environments working to seamlessly shift between delivery, surveillance, sensing, and mapping adapting in real-time to mission demands.

“The company believes the acquisition of these assets will position Dynamic Aerospace Systems at the forefront of UAV manufacturing and autonomous logistics,” said in a joint statement from the BrooQLy, Inc. dba Dynamic Aerospace Systems Board of Directors. “By combining the expertise of Vayu Aerospace and Impossible Aerospace with the autonomous delivery capabilities of Dynamic Deliveries, we are poised to redefine aerial technology and logistics solutions. Our continued partnership with the DCAA in Dubai underscores our commitment to innovation and excellence.”

DAS plans to leverage the advanced UAV technologies of Vayu and Impossible Aerospace to expand its manufacturing capabilities, while Dynamic Deliveries will drive the development of scalable, efficient autonomous logistics systems. The company anticipates significant growth in both sectors as demand for UAVs and autonomous delivery continues to rise globally.

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About BrooQLy, Inc. dba Dynamic Aerospace Systems

BrooQLy, Inc., operating as Dynamic Aerospace Systems, is a forward-thinking company dedicated to advancing aerospace technology and autonomous solutions. With a focus on UAV manufacturing and logistics, the company aims to deliver innovative, reliable, and sustainable systems to meet the needs of industries worldwide.

For more information about Dynamic Aerospace Systems, please visit: www.dynamicaerosystems.com

For Inquiries, please contact: Shannon Rigney, VP IR@dynamicaerosystems.com

Forward-Looking Statements:

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words like “may,” “will,” “likely,” “should,” “expect,” “anticipate,” “future,” “plan,” “believe,” “intend,” “goal,” “seek,” “estimate,” “project,” “forecast,” and similar expressions. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on current beliefs, expectations, and assumptions regarding the future of the business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Statements relating to the future plans, strategies, and goals of BrooQLy Inc. constitute and include forward-looking statements. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict and many of which are beyond our control. Actual results and financial conditions may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results to differ materially from those stated in the forward-looking statements include, among others, factors that BrooQLy Inc. identifies from time to time in its filings with the SEC.

The forward-looking statements included in this press release are made only as of the date of this release, even if the press release is subsequently made available by BrooQLy Inc. on its website or otherwise, and except as otherwise required by federal securities law, BrooQLy Inc. expressly disclaims any obligation or intention to publicly update or revise any forward-looking statements to reflect new information or subsequent events or circumstances.

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Sources:

•	Aerospace Global News: "Impossible Aerospace Launches Flying Battery Drone" (2018) https://aerospaceglobalnews.com/news/impossible-aerospace-launches-flying-ba ttery-drone/

•	ZDNet: "Impossible Aerospace Reimagines the Electric Airplane"(2018) https://www.zdnet.com/article/impossible-aerospace-reimagines-the-electri c-airplane/

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PR Newswire: "Alpine 4 Technologies, Ltd. (ALPP) Completes Acquisition of Impossible Aerospace" (2020) https://www.prnewswire.com/news-releases/alpine-4-technologies-ltd-alpp-compl etes-acquisition-of-impossible-aerospace-301193330.html

•	Commercial UAV News: "Impossible Aerospace US-1 Drone a Hit with SWAT Team" (2018) https://www.commercialuavnews.com/public-safety/impossible-aerospace-us-1-d rone-swat-team

•	New Atlas: "Impossible Aerospace US-1 Drone" (2018) https://newatlas.com/impossible-aerospace-us-1-drone/56283/

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TechCrunch: "Impossible Aerospace Raises $9.4M to Sell Drones Stuffed with Battery Cells" (2018) https://techcrunch.com/2018/09/10/impossible-aerospace-raises-9-4m-to-sell-dro nes-stuffed-with-battery-cells/

•	Geospatial World: "ParaZero Partners with Vayu" (2024) https://geospatialworld.net/news/parazero-partners-vayu/

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